Exhibit 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of June 1, 2005 (“Amendment”), to the Amended and Restated Master Repurchase Agreement, dated as of February 18, 2005, as amended by Amendment No. 1, dated as of May 12, 2005 (the “Repurchase Agreement”), each among IXIS REAL ESTATE CAPITAL INC. (“Buyer”), ENCORE CREDIT CORP. (“Encore”), ECC CAPITAL CORPORATION (“ECC”) and BRAVO CREDIT CORPORATION (“Bravo” and together with Encore and ECC, the “Seller”’).

RECITALS

WHEREAS, the parties hereto have entered into the Repurchase Agreement;

WHEREAS, the parties hereto desire to modify the Repurchase Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which, are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Repurchase Agreement are used herein as therein defined.

2. Amendments.

a. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” shall mean the date which is 364 days from the date of the Amended and Restated Master Repurchase Agreement, dated as of February 18, 2005, among Encore, ECC, Bravo and Buyer, which shall be February 17, 2006 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law, as may be extended pursuant to Section 3(m).”

3. Ratification of Agreement. Except as modified and expressly amended by this Amendment, the Repurchase Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

4. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

IXIS REAL ESTATE CAPITAL INC.

By:	/s/ Anthony Malanga
	Name:	Anthony Malanga
	Title:	Managing Director

By:	/s/ Kathy Lynch
	Name:	Kathy Lynch
	Title:	Director

ENCORE CREDIT CORP.

By:	/s/ William E. Moffatt
	Name:	William E. Moffatt
	Title:	Treasurer

ECC CAPITAL CORPORATION

By:	/s/ William E. Moffatt
	Name:	William E. Moffatt
	Title:	Treasurer

BRAVO CREDIT CORPORATION

By:	/s/ William E. Moffatt
	Name:	William E. Moffatt
	Title:	Treasurer